                                                                      EXHIBIT 10
                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 18 to Registration Statement No. 33-28248 on Form N-1A of our report dated August 16, 2002 appearing in the June 30, 2002 Annual Report of Merrill Lynch Developing Capital Markets Fund, Inc., and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is part of such Registration Statement.


/s/ DELOITTE & TOUCHE LLP

New York, New York
October 7, 2002